UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 11, 2013

GLOBALWISE INVESTMENTS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-31671	87-0613716
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

2190 Dividend Drive
Columbus, Ohio		43228
(Address of principal executive offices)		(Zip Code)

(614) 388-8909

(Registrant's telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

Effective March 11, 2013, the sole operating subsidiary of Globalwise Investments, Inc., Intellinetics, Inc. (“Intellinetics”) and the Ohio State Development Authority entered into a Notice and Acknowledgement of Modification to Payment Schedule (the “March 11, 2013 Modification #1”) relating to the June 17, 2009 note payable issued by Intellinetics to the Ohio State Development Authority in the amount of $1,012,500, bearing interest at a rate of 6.00% per annum. Pursuant to the March 11, 2013 Modification #1, the Ohio State Development Authority deferred principal and interest payment for a six month period from June 1, 2013 to December 31, 2013, with the next principal and interest payment due on January 1, 2014. The summary of the June 17, 2009 note contained herein is qualified in its entirety to reference to Exhibit 10.4 filed with Current Report on Form 8-K on February 13, 2012). The summary of the March 11, 2013 Modification #1 contained herein is qualified in its entirety by reference to Exhibit 10.1 to this Current Report.

Effective March 11, 2013, Intellinetics and the Ohio State Development Authority entered into a Notice and Acknowledgement of Modification to Payment Schedule (the “March 11, 2013 Modification #2”) relating to the June 3, 2011 note payable issued by Intellinetics to the Ohio State Development Authority in the amount of $750,000, bearing interest at a rate of 1% per annum for the first 12 months, then interest at rate of 7% per annum for the second 12 months. Pursuant to the March 11, 2013 Modification #2, the Ohio State Development Authority deferred interest payment for a six month period from June 1, 2013 to December 31, 2013, with the next interest payment due on January 1, 2014. Additionally, pursuant to the March 11, 2013 Modification #2, the Ohio State Development Authority deferred principal payment until December 31, 2013, with the next principal payment due on January 1, 2014. The summary of the June 3, 2011 note contained herein is qualified in its entirety to reference to Exhibit 10.7 filed with Current Report on Form 8-K on February 13, 2012). The summary of the March 11, 2013 Modification #2 contained herein is qualified in its entirety by reference to Exhibit 10.2 to this Current Report.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The terms of the March 11, 2013 Modification #1 are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

The terms of the March 11, 2013 Modification #2 are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

Item 9.01.           Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Name of Exhibit

10.1*	March 11, 2013 Modification #1 between Intellinetics and the Ohio State Development Authority

10.2*	March 11, 2013 Modification #2 between Intellinetics and the Ohio State Development Authority

* To be filed by amendment or as an exhibit to a periodic report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2013

GLOBALWISE INVESTMENTS, INC. (Registrant)

By:	/s/ William J. Santiago
Name:	William J. Santiago
Title:	President and Chief Executive Officer

EXHIBIT INDEX

10.1*	March 11, 2013 Modification #1 between Intellinetics and the Ohio State Development Authority

10.2*	March 11, 2013 Modification #2 between Intellinetics and the Ohio State Development Authority

* To be filed by amendment or as an exhibit to a periodic report.